As filed with the Securities and Exchange Commission on March 1, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21764

WINTERGREEN FUND, INC.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Richard J. Berthy, Principal Executive Officer

Trudance L.C. Bakke, Principal Financial Officer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

(Name and address of agent for service)

Registrant’s telephone number, including area code:     888-468-6473

Date of fiscal year end:     December 31

Date of reporting period:     January 1, 2016 – December 31, 2016

Item 1.	Reports to Stockholders.

Annual Report

Wintergreen Fund, Inc.

Investor Class (WGRNX)

Institutional Class (WGRIX)

December 31, 2016

www.wintergreenfund.com

1-888-468-6473

Wintergreen Fund, Inc. is an open-end diversified

management investment company that seeks

capital appreciation.

To receive investor materials electronically — see inside cover

For the latest Wintergreen Fund, Inc. news and performance, scan the image on the cover with a “QR Reader” on your smartphone to visit www.wintergreenfund.com

Electronic Delivery

Wintergreen Fund, Inc. encourages shareholders to sign up for electronic delivery of investor materials. By doing so, you will receive information faster, help us reduce cost, and help us reduce the impact on the environment of producing the materials. To enroll in electronic delivery:

1.	Go to www.wintergreenfund.com

2.	Login to your account

3.	Select E-Delivery Consent from the available drop-down options, and

4.	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel the electronic delivery at any time and revert to physical delivery of your materials. Just go to www.wintergreenfund.com, perform the first three steps above, and follow the instructions for canceling electronic delivery. If you have any questions, please contact us at (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2016 (Unaudited)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 60 days of purchase are subject to a 2.00% redemption fee. As stated in the current prospectus, the Wintergreen Fund, Inc. (the “Fund”) total annual operating expense ratio for the Investor Class shares is 1.92% and for the Institutional Class is 1.69%. Since inception, certain fees were waived and/or expenses reimbursed; otherwise the performance would have been lower. The S&P 500 Index (the “Index”) is a broad-based unmanaged index representing the performance of 500 widely held common stocks.

Investor Class

Performance to 12/31/2016	One Year	Five Year	Ten Year	Since Inception 10/17/2005
Cumulative:
Wintergreen Fund, Inc.	6.67%	22.58%	46.34%	79.99%
S&P 500 Index	11.96%	98.18%	95.72%	138.72%
Annualized:
Wintergreen Fund, Inc.	6.67%	4.16%	3.88%	5.39%
S&P 500 Index	11.96%	14.66%	6.95%	8.07%

Institutional Class

Performance to 12/31/2016	One Year	Five Year	Since Inception 12/30/2011
Cumulative:
Wintergreen Fund, Inc.	7.01%	24.08%	24.08%
S&P 500 Index	11.96%	98.18%	98.18%
Annualized:
Wintergreen Fund, Inc.	7.01%	4.41%	4.41%
S&P 500 Index	11.96%	14.66%	14.65%

Converting from Investor Class to Institutional Class Shares

If the current market value of your accounts in the Investor Class is at least $100,000, you may elect to convert the accounts from Investor Class to Institutional Class shares in the Fund on the basis of relative net asset value (“NAV”). Converting from Investor Class to Institutional Class shares may not be available at certain financial intermediaries, or there may be additional costs associated with this conversion charged by your financial intermediary. There is no fee for converting accounts held directly with the Fund. Because the NAV per share of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted.

You may convert from Investor Class to Institutional Class shares by calling the Fund at (888) GOTOGREEN (888-468-6473) or your financial intermediary if you don’t have a direct account with the Fund. If the total market value of your Institutional Class shares account declines to less than $100,000 due to a redemption, we may convert your Institutional Class shares into Investor Class shares of the Fund on the basis of relative NAV. Although the total dollar value will be the same, a shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares converted. Please see “Shareholder Information” in the Fund’s prospectus. A conversion from Investor Class shares to Institutional Class shares of the Fund or from Institutional Class shares to Investor Class shares of the Fund pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes. Please contact your tax advisor or accountant to discuss your specific situation.

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (concluded)

DECEMBER 31, 2016 (Unaudited)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT OR $100,000 INVESTMENT

The following charts reflect the change in value of a hypothetical 10 year $10,000 investment for the Investor share class and since inception $100,000 investment in the Institutional share class, including reinvested dividends and distributions, in the Investor Class and Institutional Class of the Fund, compared with a broad- based securities market index. One cannot invest directly in an index. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for direct investment. Performance reflects, for certain periods, the management fee waiver/operating expense reimbursement then in effect. In the absence of such waivers/reimbursements, total returns for those periods would be reduced.

Investor Class — Change in a $10,000 investment for the past 10 years

Institutional Class — Change in a $100,000 investment since inception

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance or for any other questions about the Fund, please call (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2016 (Unaudited)

Dear Fellow Wintergreen Fund Shareholder,

Looking back on Wintergreen Fund, Inc.’s (the “Fund”) 2016 results, two related themes stick out in bold relief. First, there’s simply no sure thing in this world — no sure winner, no sure loser, no sure outcome. Because of that, investors need to be prepared for the unexpected, owning undervalued companies that can survive, if not thrive, in a broad range of market conditions. Second, every vote matters, whether shareholder or citizen. With that in mind, we at Wintergreen Advisers look for companies that respect and live by good governance. If we are invested and don’t see that, there’s a good chance we will ask management to change or we will ask shareholders to join us in bringing about that change. Quite literally, we are active managers. The vote matters.

Since inception on October 17, 2005 through December 31, 2016, the Fund’s Investor Class of shares has a cumulative return of 79.99%. The Institutional Class of shares has a cumulative return of 24.08% since its inception on December 30, 2011 through December 31, 2016. For the year ended December 31, 2016, the Fund’s Institutional Class of shares returned 7.01% and the Investor Class of shares returned 6.67%. The Fund had strong 2016 returns from long-term portfolio holdings Reynolds American Inc. (“Reynolds”), Birchcliff Energy Ltd., and Altria Group Inc. Securities that underperformed included Canadian Natural Resources Ltd., which the Fund sold during the year, Swatch Group AG, and Provident Financial plc. The Fund also employed forward currency contracts, which had an overall positive impact on performance during the year.

If you would be a real seeker after truth, it is necessary that at least once in your life you doubt, as far as possible, all things.

- René Descartes

Let’s look at some highlights for the Fund. In last year’s annual letter, we noted many virtues of Reynolds as a core portfolio investment for many years. A smart management team combined Reynolds with Lorillard, Inc. in an earnings-accretive deal, creating an even more powerful cash generating business. In the process, the company increased its appeal to British American Tobacco plc (“BAT”), its largest owner with 42% of outstanding shares, as a must-own asset to fully capture opportunities in the U.S. and benefit from Reynolds’s product innovations. Our belief that BAT would eventually bid for the rest of the shares came to fruition last October, resulting in a surge in the value of Reynolds, the Fund’s largest holding. With an improved deal price and structure more favorable to shareholders, Reynolds agreed to the takeover in January of 2017 (closing is expected by the Adviser to occur in the third quarter of 2017). As shareholders of BAT, another top holding of the Fund, we hope to continue to collect the steady amounts of cash returned by this combined powerhouse.

Like the tobacco industry, the oil and gas industry is also undergoing consolidation, and the Fund has benefited from its holding in Baker Hughes, Inc. (“BHI”). The Fund’s position in BHI was initiated in late 2015 as an arbitrage opportunity when Halliburton Company (“HAL”) bid for BHI, and as a proxy for an anticipated return to growth in the oil services industry. Because the outcome of the merger was uncertain, the deal was written with a breakup fee of $3.5 billion, which we viewed as an attractive safety cushion for BHI in the event that the merger agreement was terminated. The deal did indeed break around mid-2016, and HAL paid the breakup fee to BHI, which then commenced a massive buyback of its stock. Shortly thereafter, General Electric Co. made an approach to merge its own oil and gas business unit with BHI. The Board of BHI approved the transaction and the merger is scheduled to close in the middle of 2017. We highlight this arbitrage win for the Fund as an example of an investment strategy that we sometimes employ as a supplement to our core value investing style.

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (continued)

DECEMBER 31, 2016 (Unaudited)

… We must think and act not only for the moment, but for our time.

- Marshal Hubert Lyautey quoted by John F. Kennedy

French Marshal Lyautey was a World War One European leader who was driven by his own complex moral code as he searched for intelligent solutions to what were the unprecedented problems of the day. He was a thoughtful man who inspired many, including John F. Kennedy, and recognized the vital need to plan for both short and long term international solutions. Elbit Systems Ltd. (“Elbit”) of Israel may seem an unusual pick for the Fund’s portfolio, but it’s exactly the kind of business we look for: a global company addressing global needs with sustained, expanding demand. Elbit provides a wide range of defense, homeland security, and commercial programs that — regrettably — have become a foundation of modern life. Elbit’s operations cover the range of defense systems from aircraft to drones and unmanned surface vessels, to computer and intelligence systems, to electronic warfare and signal intelligence systems. The nature of military conflict has changed, with isolated, dispersed, and in-the-shadows incidents more common than a conventional war fought in the open. Today, countries need to be prepared for a series of both low intensity conflicts and ongoing terrorist activities. This requires a portfolio of responses that Elbit delivers and hones, an existential result of being constantly surrounded by hostile activity due to its location. Governments with either pressured defense budgets or relatively smaller budgets to begin with are increasingly turning to this nimble defense contractor. Whereas some prime contractors in the U.S. and Europe have experienced flat top-line growth in recent years, Elbit has managed a 2.7% compound annual growth rate in sales over the last five years, mainly through increased orders from governments in Asia-Pacific and Latin America. Although operating margins are currently lower than those of U.S. prime contractors, we believe it is only a matter of time before the gap is narrowed, adding increased profits to Elbit’s bottom line. Elbit may be the most potent defense company you have never heard of, but we are pleased to share this investment opportunity with you.

In a gentle way, you can shake the world.

- Mahatma Ghandi

Most investors are familiar with Heineken Holding NV (“Heineken”), in particular because of its dark green premium beer bottle. Second only to Corona in U.S. imported beer, Heineken is sold virtually everywhere in the world. Growing from a single brewery in Amsterdam in 1864 to the second-largest beer company in the world today, Heineken brews more than 250 brands, with widespread name recognition of Amstel, Dos Equis, Sol and Tiger, in addition to its premium flagship brand. The company is focused on continued growth in emerging markets. Five years ago only about 20% of its profits came from developing markets. That percentage now exceeds 60%. The company has been able to combine sales growth with stable and improving margins, forming one of the pillars of our investment thesis in the company. Heineken’s management also keeps a sharp eye on efficient capital deployment, adhering to hard RONA (Return on Net Assets) metrics. In combination with well-defined executive compensation plan determinants, this properly ties management pay to performance. Make no mistake, the global beer business is extremely competitive, but we believe Heineken management is out in front seeking major growth opportunities. At the time of this writing, the company is working on a transaction intended to increase its business in India and has just finalized a deal in Brazil.

We live in uncertain times. Because of that, we believe it useful to reiterate the foundation of the Fund’s investment principles. Specifically, when investing the Fund’s assets we look for:

•	A business that has good or improving economics, one that often generates sales and profits in multiple markets and currencies;

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (concluded)

DECEMBER 31, 2016 (Unaudited)

•	A management team working to benefit all long-term shareholders, not just for its own short-term compensation; and

•	A security at a compelling price.

We keep moving forward, opening up new doors and doing new things… and curiosity keeps leading us down new paths.

- Walt Disney

Despite the uncertainties at home and abroad, we believe the future is bright for the Fund’s portfolio companies, and our process stands to uncover new investment opportunities. We believe our investment approach helps to limit downside risk through careful analysis and has the potential for substantial upside over time. In our opinion, investors who are careful with their money, invest for the long-term, and don’t borrow or invest on margin greatly increase their chances of success. By being sensible in their investment approach, an investor stacks the deck for their long-term opportunity.

Thank you for your continued investment in Wintergreen Fund.

Sincerely,

David J. Winters, CFA

Portfolio Manager

IMPORTANT INFORMATION

The Fund is subject to several risks, any of which could cause an investor to lose money. Please review the prospectus for a more complete discussion of the Fund’s risks which include, but are not limited to, the following: possible loss of principal amount invested, stock market risk, value risk, interest rate risk, income risk, credit risk, currency risk, foreign/emerging market risk, and sector and industry risk. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Short sale risk is the risk that the Fund will incur an unlimited loss if the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. In light of these risks, the Fund may not be suitable for all investors.

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2016, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

WINTERGREEN FUND, INC.

PORTFOLIO PROFILE (Unaudited)

DECEMBER 31, 2016

% of Net Assets by Country

Sector	% of Net Assets
Consumer Staples	44.5%
Real Estate	13.9%
Consumer Discretionary	6.7%
Industrials	6.4%
Energy	5.4%
Information Technology	4.7%
Financials	2.4%
Materials	2.0%
Short-Term Investments & Other Assets in Excess of Liabilities	14.0%

Top Ten Holdings*
Issuer	% of Net Assets
Reynolds American Inc.	19.5%
Consolidated-Tomoka Land Co.	13.9%
British American Tobacco plc	9.4%
Altria Group Inc.	7.0%
Birchcliff Energy Ltd.	4.9%
Compagnie Financiere Richemont SA, Reg	4.7%
Nestlé SA, Reg	4.4%
Union Pacific Corp.	3.4%
Heineken Holding NV	3.2%
Elbit Systems Ltd.	2.8%

*	Excludes short-term investments

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year:

	Investor Class
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
NET ASSET VALUE, Beginning of Year	$15.50	$17.09	$17.60	$15.10	$14.09

INVESTMENT OPERATIONS
Net investment income(a)	0.00 (b)	0.03	0.06	0.03	0.02
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, and forward currency contracts	1.03	(1.22)	(0.36)	2.51	1.04

Total from Investment Operations	1.03	(1.19)	(0.30)	2.54	1.06

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.50)	(0.40)	(0.21)	(0.04)	(0.05)
Net realized gain	(0.83)	—	—	—	—

Total Distributions to Shareholders	(1.33)	(0.40)	(0.21)	(0.04)	(0.05)

Redemption fees(a)(b)	0.00	0.00	0.00	0.00	0.00

NET ASSET VALUE, End of Year	$15.20	$15.50	$17.09	$17.60	$15.10

TOTAL RETURN	6.67%	(6.94)%	(1.68)%	16.81%	7.51%

RATIOS/ SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$303,278	$478,047	$1,000,011	$1,274,770	$1,274,139
Ratios of net investment income to average net assets:
Before expense waiver	(0.03)%	0.17%	0.31%	0.19%	0.17%
After expense waiver	0.02%	0.17%	0.31%	0.19%	0.17%
Ratios of expenses to average net assets excluding borrowing dividend expense:
Before expense waiver	2.00%	1.92%	1.89%	1.85%	1.89%
After expense waiver	1.95%	1.92%	1.89%	1.85%	1.89%
Borrowing expense	—%	—%	—%	—%	0.00	%(c)

Net Expenses	1.95%	1.92%	1.89%	1.85%	1.89%

PORTFOLIO TURNOVER RATE	8%	3%	13%	12%	14%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)

These financial highlights reflect selected data for a share outstanding throughout each year:

	Institutional Class
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
NET ASSET VALUE, Beginning of Year	$15.47	$17.07	$17.59	$15.09	$14.09

INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.07	0.10	0.07	0.06
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, and forward currency contracts	1.04	(1.22)	(0.36)	2.51	1.03

Total from Investment Operations	1.08	(1.15)	(0.26)	2.58	1.09

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.56)	(0.45)	(0.26)	(0.08)	(0.09)
Net realized gain	(0.83)	—	—	—	—

Total Distributions to Shareholders	(1.39)	(0.45)	(0.26)	(0.08)	(0.09)

Redemption fees(a)(b)	0.00	0.00	0.00	0.00	0.00

NET ASSET VALUE, End of Year	$15.16	$15.47	$17.07	$17.59	$15.09

TOTAL RETURN	7.01%	(6.70)%	(1.47)%	17.09%	7.72%

RATIOS/ SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$170,137	$218,996	$477,870	$474,135	$340,462
Ratios of net investment income to average net assets:
Before expense waiver	0.22%	0.40%	0.55%	0.41%	0.41%
After expense waiver	0.27%	0.40%	0.55%	0.41%	0.41%
Ratios of expenses to average net assets excluding borrowing dividend expense:
Before expense waiver	1.75%	1.69%	1.65%	1.63%	1.64%
After expense waiver	1.70%	1.69%	1.65%	1.63%	1.64%
Borrowing expenses	—%	—%	—%	—%	0.00	%(c)

Net Expenses	1.70%	1.69%	1.65%	1.63%	1.64%

PORTFOLIO TURNOVER RATE	8%	3%	13%	12%	14%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS

DECEMBER 31, 2016

Industry

Security Description	Country	Shares	Cost	Value

Common Stocks — 85.0%

Aerospace & Defense — 3.0%
Elbit Systems Ltd.	Israel	133,157	$13,333,243	$13,481,453
General Dynamics Corp.	United States	5,056	635,928	872,969

			13,969,171	14,354,422

Beverages — 3.2%
Heineken Holding NV	Netherlands	218,202	17,746,664	15,191,773

Chemicals — 2.0%
Frutarom Industries Ltd.	Israel	8,109	204,461	414,918
Sika AG, Br	Switzerland	1,867	6,387,427	8,969,227

			6,591,888	9,384,145

Consumer Finance — 2.4%
Provident Financial plc	United Kingdom	323,116	11,050,961	11,345,019

Diversified Financial Services — 0.0%
Berkshire Hathaway Inc., Class B(a)	United States	100	7,842	16,298

Energy Equipment & Services — 0.5%
Baker Hughes, Inc.	United States	33,449	1,730,645	2,173,181

Food Products — 3.6%
Lotte Confectionery Co., Ltd.	South Korea	8,150	1,333,923	1,204,483
Nestlé SA, Reg	Switzerland	223,685	7,990,344	16,046,538

			9,324,267	17,251,021

Hotels, Restaurants & Leisure — 0.3%
Bergbahnen Engelberg-Truebsee-Titlis AG, Reg	Switzerland	4,169	1,429,698	1,441,115

Internet Software & Services — 4.7%
Alphabet, Inc., Class A(a)	United States	14,007	3,648,289	11,099,847
Alphabet, Inc., Class C(a)	United States	14,335	3,714,235	11,064,040

			7,362,524	22,163,887

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2016

Industry

Security Description	Country	Shares	Cost	Value

Media — 0.0%
Liberty Global plc LiLAC, Class A(a)	United Kingdom	9,052	$254,048	$198,782

Oil, Gas & Consumable Fuels — 4.9%
Birchcliff Energy Ltd.(a)	Canada	3,326,375	18,901,943	23,213,893

Real Estate Management & Development — 13.9%
Consolidated-Tomoka Land Co.(b)	United States	1,232,334	54,951,483	65,831,282

Road & Rail — 3.4%
Union Pacific Corp.	United States	156,426	11,603,352	16,218,248

Textiles, Apparel & Luxury Goods — 6.4%
Compagnie Financiere Richemont SA, Reg	Switzerland	338,815	9,349,500	22,442,376
Swatch Group AG, Br	Switzerland	25,591	5,072,354	7,959,020

			14,421,854	30,401,396

Tobacco — 36.7%
Altria Group Inc.	United States	492,446	14,336,940	33,299,199
British American Tobacco plc	United Kingdom	782,405	22,218,188	44,562,430
Gudang Garam Tbk PT	Indonesia	751,212	2,689,924	3,562,995
Reynolds American Inc.	United States	1,643,159	28,643,660	92,082,630

			67,888,712	173,507,254

Total Common Stocks			237,235,052	402,691,716

Purchased OTC Call Options — 1.0%		Contracts
Nestlé SA, Reg(a)
Expiration Date: 12/15/2017, Exercise Price: CHF 60	Switzerland	198,149	1,992,567	2,582,183
Expiration Date: 12/15/2017, Exercise Price: CHF 68	Switzerland	325,120	1,988,910	2,107,230

Total Purchased OTC Call Options			3,981,477	4,689,413

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2016

Security Description	Country	Principal	Cost		Value

Short-Term Investments — 9.7%

U.S. Treasury Obligations — 9.7%
United States Treasury Bills	United States
Maturity Date: 06/22/2017, Yield to Maturity 0.55%		$11,000,000	$10,971,226		$10,968,089
Maturity Date: 08/17/2017, Yield to Maturity 0.53%		3,000,000	2,989,997		2,987,382
Maturity Date: 09/14/2017, Yield to Maturity 0.56%		15,500,000	15,438,276		15,423,725
Maturity Date: 10/12/2017, Yield to Maturity 0.62%		6,500,000	6,468,162		6,461,533
Maturity Date: 12/07/2017, Yield to Maturity 0.79%		10,000,000	9,925,719		9,925,120

Total U.S. Treasury Obligations			45,793,380		45,765,849

Total Short-Term Investments			45,793,380		45,765,849

Money Market Funds — 0.0%		Shares
JPMorgan U.S. Government Money Market Fund, Yield 0.03%(c)	United States	65,956	65,956		65,956

Total Money Market Funds			65,956		65,956

Total Investments — 95.7%			$287,075,865	*	$453,212,934

Other Assets in Excess of Liabilities — 4.3%					20,202,649

Net Assets — 100.0%					$473,415,583

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated Issuer. See Note 6.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2016.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, and is unaudited.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2016

Selected Abbreviations

Br	Bearer
CHF	Swiss Franc
OTC	Over-the-Counter
Reg	Registered

*	Cost for Federal income tax purposes is $287,075,865 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$173,906,041
Gross Unrealized Depreciation	(7,768,972)

Net Unrealized Appreciation	$166,137,069

FORWARD CURRENCY CONTRACTS

As of December 31, 2016, the Fund had the following forward currency contracts outstanding:

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Value (USD)	Net Unrealized Gain/(Loss) (USD)
To sell:
3,400,000 CAD	4/3/2017	SVEN	$2,619,415	$2,535,182	$84,233
14,300,000 CAD	4/27/2017	SVEN	10,825,296	10,665,931	159,365
To buy:
2,200,000 CAD	4/3/2017	SVEN	(1,639,302)	(1,640,412)	1,110

Net Value of CAD Contracts			11,805,409	11,560,701	244,708

To sell:
21,800,000 CHF	6/23/2017	SVEN	22,681,163	21,652,176	1,028,987
10,000,000 CHF	9/25/2017	SVEN	9,927,135	9,999,254	(72,119)

Net Value of CHF Contracts			32,608,298	31,651,430	956,868

To sell:
6,500,000 EUR	2/13/2017	SVEN	7,463,325	6,857,933	605,392
1,100,000 EUR	4/3/2017	SVEN	1,233,100	1,163,595	69,505

Net Value of EUR Contracts			8,696,425	8,021,528	674,897

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (concluded)

DECEMBER 31, 2016

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Value (USD)	Net Unrealized Gain/(Loss) (USD)
To sell:
7,900,000 GBP	3/14/2017	SVEN	$11,340,450	$9,754,046	$1,586,404
3,100,000 GBP	4/27/2017	SVEN	4,082,080	3,831,937	250,143
8,500,000 GBP	6/14/2017	SVEN	11,382,010	10,519,511	862,499
6,000,000 GBP	9/12/2017	SVEN	7,585,860	7,444,867	140,993
To buy:
3,200,000 GBP	3/14/2017	SVEN	(3,921,840)	(3,951,006)	29,166

Net Value of GBP Contracts			30,468,560	27,599,355	2,869,205

To sell:
24,500,000,000 IDR	3/2/2017	CITI	1,762,590	1,801,360	(38,770)

Net Value of IDR Contracts			1,762,590	1,801,360	(38,770)

To sell:
760,000 ILS	3/8/2017	SVEN	200,332	197,671	2,661
18,200,000 ILS	4/27/2017	SVEN	4,788,391	4,741,786	46,605
7,500,000 ILS	5/25/2017	SVEN	2,007,978	1,955,981	51,997

Net Value of ILS Contracts			6,996,701	6,895,438	101,263

To sell:
730,000,000 KRW	3/2/2017	CITI	619,169	604,456	14,713

Net Value of KRW Contracts			619,169	604,456	14,713

Net Value of Outstanding Forward Currency Contracts			$92,957,152	$88,134,268	$4,822,884

Currencies:
CAD	= Canadian Dollar
CHF	= Swiss Franc
EUR	= Euro
GBP	= British Pound
IDR	= Indonesian Rupiah
ILS	= Israeli Shekel
KRW	= South Korean Won
USD	= U.S. Dollar

Counterparties:
CITI	= Citibank, N.A.
SVEN	= Svenska Handelsbanken

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (Cost $232,124,382)	$387,381,652
Affiliated issuers (Cost $54,951,483)	65,831,282

Investments in securities, at fair value (Cost $287,075,865)		$453,212,934
Unrealized gain on forward currency contracts		4,933,773
Receivables:
Investment securities sold		14,685,615
Interest and dividends		2,431,944
Fund shares sold		361,343
Prepaid expenses		89,587

TOTAL ASSETS		475,715,196

LIABILITIES
Unrealized loss on forward currency contracts		110,889
Payables:
Fund shares redeemed		524,962
Dividend withholding tax		1,255
Accrued Liabilities:
Distribution fees — Investor Class		833,997
Investment advisory fees		613,185
Directors’ fees and expenses		10,161
Compliance services fees		8,618
Other expenses		196,546

TOTAL LIABILITIES		2,299,613

NET ASSETS		$473,415,583

COMPONENTS OF NET ASSETS
Paid-in capital		$295,923,064
Distribution in excess of net investment income		(4,822,884)
Net realized gain on investments, foreign currency transactions, and forward currency contracts		11,421,562
Net unrealized appreciation on:
Investments		166,137,069
Foreign currency translations and forward currency contracts		4,756,772

NET ASSETS		$473,415,583

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
INVESTOR CLASS
Based on net assets of $303,278,397 and 19,947,088 shares outstanding (500,000,000 shares authorized)		$15.20

INSTITUTIONAL CLASS
Based on net assets of $170,137,186 and 11,224,953 shares outstanding (500,000,000 shares authorized)		$15.16

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding tax of $460,442)	$10,743,126
Interest income	419,706
Dividend income from affiliated issuer	147,880

Total Investment Income	11,310,712

EXPENSES
Investment advisory fees	8,598,578
Distribution fees — Investor Class	954,924
Transfer agency fees	359,669
Professional fees	256,782
Administrator fees	190,449
Directors’ fees and expenses	180,154
Compliance services fees	99,708
Accounting fees	94,638
Custodian fees	22,841
Miscellaneous expenses	232,872

Total Expenses	10,990,615
Fees waived	(290,636)

Net Expenses	10,699,979

NET INVESTMENT INCOME	610,733

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net Realized Gain on:
Unaffiliated investments	22,808,187
Foreign currency transactions and forward currency contracts	8,149,377

Net Realized Gain on Investments and Foreign Currency	30,957,564

Net Increase (Decrease) in Unrealized Appreciation/Depreciation on:
Unaffiliated investments	1,918,952
Affiliated investments	874,957
Foreign currency translations and forward currency contracts	(760,910)

Net Increase in Unrealized Appreciation/Depreciation on Investments and Foreign Currency	2,032,999

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	32,990,563

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,601,296

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
OPERATIONS
Net investment income	$610,733	$2,523,188
Net realized gain on investments, foreign currency transactions and forward currency contracts	30,957,564	104,560,174
Net change in unrealized appreciation/depreciation on investments, foreign currency translations, and forward currency contracts	2,032,999	(180,906,733)

Increase (Decrease) in Net Assets Resulting from Operations	33,601,296	(73,823,371)

DISTRIBUTIONS TO SHAREHOLDERS FROM — INVESTOR CLASS
Net investment income	(9,490,761)	(12,448,211)
Net realized gain	(15,546,697)	—

Total Distributions to Shareholders	(25,037,458)	(12,448,211)

DISTRIBUTIONS TO SHAREHOLDERS FROM — INSTITUTIONAL CLASS
Net investment income	(5,941,658)	(6,382,127)
Net realized gain	(8,717,593)	—

Total Distributions to Shareholders	(14,659,251)	(6,382,127)

CAPITAL SHARE TRANSACTIONS — INVESTOR CLASS(1)(2)
Proceeds from sales of shares	17,102,854	41,149,878
Proceeds from reinvestment of distributions	22,089,154	11,038,011
Cost of redemption of shares	(210,605,625)	(510,187,853)
Redemption fees	6,930	10,879

Net Decrease in Net Assets from Capital Share Transactions — Investor Class	(171,406,687)	(457,989,085)

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS(1)(2)
Proceeds from sales of shares	23,064,431	48,808,707
Proceeds from reinvestment of distributions	13,816,350	5,722,732
Cost of redemption of shares	(83,011,047)	(284,730,717)
Redemption fees	5,137	3,460

Net Decrease in Net Assets from Capital Share Transactions — Institutional Class	(46,125,129)	(230,195,818)

Decrease In Net Assets	(223,627,229)	(780,838,612)
NET ASSETS
Beginning of Year	697,042,812	1,477,881,424

End of Year (includes undistributed (distributions in excess of) net investment income of $(4,822,884) for the year ended 12/31/2016 and $805,275 for the year ended 12/31/2015)	$473,415,583	$697,042,812

SHARE TRANSACTIONS — INVESTOR CLASS(1)(2)
Sale of shares	1,102,782	2,484,045
Reinvestment of distributions	1,459,957	722,856
Redemption of shares	(13,459,821)	(30,881,783)

Decrease in Shares — Investor Class	(10,897,082)	(27,674,882)

SHARE TRANSACTIONS — INSTITUTIONAL CLASS(1)(2)
Sale of shares	1,489,682	2,933,577
Reinvestment of distributions	916,204	375,512
Redemption of shares	(5,336,256)	(17,143,843)

Decrease in Shares — Institutional Class	(2,930,370)	(13,834,754)

(1)

For the year ended December 31, 2016, conversions between the Investor and Institutional Classes resulted in 129,342 shares and $2,027,248 reported in redemptions for the Investor Class and 129,449 shares and $2,027,248 reported in subscriptions for the Institutional Class.

(2)

For the year ended December 31, 2015, conversions between the Investor and Institutional Classes resulted in 342,265 shares and $5,666,224 reported in redemptions for the Investor Class and 342,164 shares and $5,666,224 reported in subscriptions for the Institutional Class.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is an open-end, diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). The Fund was organized as a Maryland corporation on May 5, 2005 and the Investor Class inception date was October 17, 2005. The Institutional Class inception date was December 30, 2011. The Institutional Class shares do not have a distribution fee (see Note 3). The Fund is authorized to issue 500,000,000 shares of beneficial interest with $0.001 per share par value of Investor Class shares and 500,000,000 shares of beneficial interest with $0.001 per share par value of Institutional Class shares. The Fund seeks capital appreciation and may invest a substantial portion of its assets in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation — The Fund calculates the net asset value per share of each class on each business day the New York Stock Exchange (“NYSE”) is open, as of the close of the NYSE (normally 4:00 pm Eastern Time). Long and short portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued 1) at the last quoted sale price or, in the absence of a sale, 2) at the mean of the last bid and ask prices, except for open short positions, which are valued at the last ask price. For securities traded or dealt on more than one exchange, and in the over-the-counter (“OTC”) market, quotations from a securities market in which the security is primarily traded are used. For an option, the last quoted sale price on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest ask prices at the close of the exchanges and/or board of trade on which the option trades shall be used. Securities not traded or dealt on any securities exchange or board of trade for which OTC market quotations are readily available generally shall be valued at the mean of the current bid and ask prices. OTC derivatives for which market quotations are not readily available or are determined to be unreliable, shall generally be valued by an independent pricing agent or other reliable third party.

U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Securities are valued at fair value, in accordance with procedures approved by the Fund’s Board of Directors (the “Board”), and carried out by the valuation committee appointed by the Board (the “Valuation Committee”) when 1) market quotations are insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s Investment Manager (as defined in Note 3); or 3) securities are determined to be illiquid. As of December 31, 2016, the Fund did not hold any illiquid securities or securities valued at fair value by the Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. The three levels defined by the hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities.

Pursuant to the Fund’s valuation procedures noted previously, equity securities, which includes options and warrants, (foreign or domestic) that are actively traded on a securities exchange are valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. U.S. Treasuries are valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-dealer brokers, yield curves, and the spread over comparable

U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Foreign currencies that are actively traded are valued based on the unadjusted quoted price from the applicable market, and to the extent valuation adjustments are not applied to these balances, they are categorized as Level 1. Forward currency contracts are fair valued using various inputs and techniques, which include actual trading information, and foreign currency exchange rates. To the extent that these inputs are observable and timely, the fair values of forward currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC options valued by an independent pricing agent are classified as Level 2 investments. Investments for which there are no such quotations, or for which quotations do not appear to represent fair value, are valued at fair value using methods determined in good faith by the Valuation Committee. These fair valuations may be categorized as Level 2 or Level 3, depending on the valuation inputs.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

The following table summarizes the valuation of the Fund’s assets and liabilities under the fair value hierarchy levels as of December 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$402,691,716	$—	$—	$402,691,716
Equity Risk Exposure:
Purchased OTC Call Options*	—	4,689,413	—	4,689,413
Short-Term Investments*	—	45,765,849	—	45,765,849
Money Market Funds*	65,956	—	—	65,956

Total Investments in Securities	$402,757,672	$50,455,262	$—	$453,212,934

Foreign Exchange Risk Exposure:
Forward Currency Contracts^	$—	$4,933,773	$—	$4,933,773

Liabilities
Foreign Exchange Risk Exposure:
Forward Currency Contracts^	$—	$110,889	$—	$110,889

*	Please refer to the Statement of Investments for further breakout of each security by country and industry type.

^	Forward currency contracts are valued at the unrealized appreciation (depreciation) on the instruments.

The Fund’s policy is to disclose significant transfers between all levels based on valuations at the end of the reporting period. As of December 31, 2016, there were no transfers made between levels compared to the valuation input levels on December 31, 2015. The Fund did not invest in any Level 3 securities during the year.

Security Transactions, Investment Income, and Realized Gain/Loss — Security transactions are accounted for on trade date plus one (trade date on calendar quarter end dates). Dividend income is recorded on the ex- dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the realized gain and loss for both financial statement and Federal income tax purposes.

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) on the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency transactions in the Statement of Operations.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Restricted Securities — The Fund may invest in restricted debt and equity securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. To the extent the Fund purchases securities which are restricted as to resale, the Fund may incur additional risks and costs. Restricted securities may be particularly difficult to value, their disposition may require greater effort and expense than that of more liquid securities, and the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities to the public. These securities are typically purchased under Rule 144A of the Securities Act of 1933. As of December 31, 2016, the Fund did not hold any restricted securities.

Forward Currency Contracts — During the year ended December 31, 2016, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts as measured by the difference between the forward rates at the dates of entry into the contracts and the forward rates at the reporting date is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

Securities Sold Short — The Fund may sell a security short to, among other things, increase investment returns based on the anticipation of a decline in the fair value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price in the future at the time of replacement. The price may be higher or lower than the price at which the Fund sold the security.

The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. A gain, limited to the difference between the replacement price and the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and/or long securities to sufficiently cover its short position on a daily basis. Gross income received on the investments in the segregated account is applied to the relevant account and gross expenses, related to the borrowing expense on securities sold short charged by the broker for entering into the short position, are labeled borrowing expenses on securities sold short on the Fund’s Statement of

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Operations. As of December 31, 2016, the Fund did not have any short positions, and the Fund did not have any short positions during the year.

Option Transactions — The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The Fund may write call and put options. When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distribution will vary, and there is no guarantee the Fund will pay either income or capital gain distributions. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund uses equalization accounting to allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and correspondingly reduces the amount of such income and gains that it distributes in cash to remaining shareholders. The Fund records distributions on its books on the ex-dividend date. For the year ended December 31, 2016, the Investor Class paid $0.50 per share of ordinary income and $0.83 per share of capital gains, and the Institutional Class paid $0.56 per share of ordinary income and $0.83 per share of capital gains.

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its net taxable income. Therefore, no Federal income or excise tax provision is required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund files U.S. Federal, Maryland State, and New Jersey State tax returns. Tax years 2013-2016 generally remain subject to examination by the Fund’s major tax jurisdictions. The Fund recognizes interest and penalties, if any, related to

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest and penalties.

Contractual Obligations — The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts. Fund management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Redemption Fee — The Fund will generally charge a redemption fee of 2.00% of the net asset value of shares redeemed if the shares are sold within 60 calendar days of purchase. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is reflected as paid-in capital on the Fund’s Statement of Asset and Liabilities.

Income and Expense Allocation — Each class of shares for the Fund has identical rights and privileges, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares, except with respect to the Rule 12b-1 distribution service fees paid by the Investor Class shares pursuant to the Distribution Plan (described below). The Institutional Class shares do not have a Rule 12b-1 distribution service fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual amounts could differ from those estimates.

Note 3. Investment Advisory Fees, Servicing Fees, and Other Fees and Expenses

Investment Manager — Wintergreen Advisers, LLC (the “Investment Manager”) is the investment manager to the Fund. Pursuant to an Investment Advisory Agreement, the Investment Manager receives an investment advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Administration and Other Services — US Bancorp Fund Services, LLC (“USBFS”) provides administration, portfolio accounting, and transfer agency services to the Fund. USBFS is paid customary fees for its services, pursuant to agreements between USBFS and the Fund.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Investment Manager, USBFS, or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund reimburses the Distributor for fees paid to various financial institutions, including for reimbursement of expenses incurred by the Investment Manager, for distribution and shareholder services rendered to the Fund pursuant to the Distribution Plan in an amount up to 0.25% of the average daily net assets of the Investor Class shares.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Other Service Providers — Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides the Fund with a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, Anti-Money Laundering Officer, and Identity Theft Prevention Officer, as well as additional compliance support functions. The Principal Executive Officer is a control affiliate and officer of the Distributor. FFOS is paid customary fees for its services pursuant to an agreement between FFOS and the Fund regarding such services.

J.P. Morgan Chase Bank, N.A. provides custodial services for the Fund and is paid customary fees for its services.

Fund Officers and Directors — Certain officers of the Fund may also be directors, officers, or employees of the Investment Manager, USBFS, the Distributor, or FFOS, and during their terms of office, receive no compensation from the Fund other than the aforementioned customary fees. Neither USBFS, the Distributor, FFOS, nor any of their officers or employees who serve as an officer of the Fund, has a role in determining the Fund’s investment policies or which securities are to be purchased or sold by the Fund.

The Fund pays each current independent Board member $40,000 per year. In addition, Board members are reimbursed by the Fund for expenses incurred in connection with attending Board meetings and any educational seminars.

Note 4. Waiver of Fees

The Investment Manager has voluntarily agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses of the Fund so that total operating expenses do not exceed, on an annual basis, 1.95% for the Investor Class and 1.70% for the Institutional Class. The Investment Manager may discontinue the voluntary waiver/ reimbursement at any time. For the year ended December 31, 2016, the Investment Manager waived $290,636. The Investment Manager does not intend to seek reimbursement for these waivers/reimbursements.

Note 5. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments and U.S. government obligations were $37,666,028 and $210,368,681, respectively, for the year ended December 31, 2016.

Note 6. Affiliated Issuers

Under section 2(a)(3) of the Act, an investment company is defined as being an affiliated person of a company if it owns five percent or more of a company’s outstanding voting stock.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Investments in affiliated companies for the Fund as of December 31, 2016, are shown below:

Name of issuer	Number of shares held at December 31, 2015	Gross additions	Gross reductions	Number of shares held at December 31, 2016	Fair value at December 31, 2016	Investment income	Realized capital gain/ (loss)
Consolidated — Tomoka Land Co.	1,232,334	—	—	1,232,334	$65,831,282	$147,880	$—

Note 7. Disclosures about Investment Risks and Hedging Activities

The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic stability; and currency and interest rate and price fluctuations. The Fund’s investments may also be subject to, among other risks, market risk, counterparty risk and credit risk (each of which is described below), sector and industry risk, value risk, foreign securities (including emerging markets) risk, income risk, short sale risk, small- and mid-capitalization company risk, loan participation risk and investor activism risk.

The Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks the Fund may attempt to manage through investing in derivative instruments include, but are not limited to, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Market risk is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, and fluctuations in security prices. Credit risk involves the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets in the form of unrealized gains on forward currency contracts and the market values of OTC options. The Investment Manager is responsible for determining the value of the underlying collateral relating to a derivative instrument. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and forward currency contracts and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

These risks, and other potential risks of investing in the Fund, are described in the Fund’s Prospectus and Statement of Additional Information.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Note 8. Derivative Financial Instruments

Forward Currency Contracts — A forward currency contract is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward currency contracts can help manage the risk of changes in currency exchange rates. These contracts are marked-to-market at the applicable translation rates. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward currency contracts involve a risk of loss if the Investment Manager is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward currency contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward currency contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward currency contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward currency contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Fund’s Statement of Assets and Liabilities.

Option Transactions — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”). An option grants a right (not an obligation) to buy or sell a financial instrument and is exercisable by the holder during a specified time period or at expiry. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (“OTC options”). A financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, as OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract, losses would be limited to the market value of options.

When a fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a fund pays the current market price for the option (known as the “option premium”). A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that when a call option is purchased by a fund, the fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

exercise price plus the premium paid and related transaction costs. If an option purchased by a fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

When a fund writes (or sells) a call option it assumes, in return for a premium, an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time on or before the expiration date. Similarly, when a fund writes (or sells) a put option it assumes, in return for a premium, an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time on or before the expiration date. A fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option. If an option written by a fund expires unexercised, the fund realizes a capital gain equal to the premium received at the time the option was written.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Derivative and Hedging Activities — The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. The Fund did not purchase option contracts during the year and the Fund’s Statement of Investments lists the positions held at year end. The Fund had a monthly average of 17 forward currency contracts open during the year. The Forward Currency Contracts table at the end of the Statement of Investments lists the contracts outstanding as of December 31, 2016.

The following is a summary of the location of fair value amounts of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2016:

Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity Risk Exposure:
Purchased OTC Call Options	Investments in securities, at fair value	$4,689,413	Investments in securities, at fair value	$—
Foreign Exchange Risk Exposure:
Forward Currency Contracts	Unrealized gain on forward currency contracts	$4,933,733	Unrealized loss on forward currency contracts	$110,889

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

The following is a summary of the location of realized gains and losses and change in unrealized appreciation and depreciation of derivative instruments on the Fund’s Statement of Operations for the year ended

December 31, 2016:

Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Location Of Gain/(Loss) On Derivatives	Net Realized Gain	Net Decrease In Unrealized Appreciation/Depreciation
Equity Risk Exposure:
Purchased OTC Call Options	Net increase (decrease) in unrealized appreciation/depreciation on: unaffiliated investments	$—	$(1,111,991)
Foreign Exchange Risk Exposure:
Forward Currency Contracts	Net realized and unrealized gain/ (loss) on foreign currency transactions and forward currency contracts	$8,369,624	$(804,049)

Note 9. Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements (“MNA’s”), which govern the terms of certain transactions with select counterparties. The MNA’s allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The MNA’s also specify collateral posting arrangements at pre-arranged exposure levels. Under the MNA’s, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant MNA with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of MNA.

OFFSETTING FINANCIAL ASSETS AND DERIVATIVE ASSETS

Description	Gross amounts of recognized assets	Gross amounts offset in the statement of financial position	Net amounts of assets presented in the statement of financial position	Gross amounts not offset in the statement of financial position
				Financial instruments available for offset	Financial instruments collateral received*	Cash collateral received*	Net Amount
Derivatives	$9,623,186	—	$9,623,186	$(86,832)	$(4,645,782)	—	$4,890,572

OFFSETTING FINANCIAL LIABILITIES AND DERIVATIVE LIABILITIES

Description	Gross amounts of recognized liabilities	Gross amounts offset in the statement of financial position	Net amounts of liabilities presented in the statement of financial position	Gross amounts not offset in the statement of financial position
				Financial instruments available for offset	Financial instruments collateral pledged*	Cash collateral pledged*	Net Amount
Derivatives	$110,889	—	$110,889	$(86,832)	—	—	$24,057

*	In some instances, the actual collateral pledged/received may be more than amount shown.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Note 10. Federal Tax Information

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Ordinary Income	$15,432,419	$18,830,338
Long-Term Capital Gain	24,264,290	—

Total Distributions Paid	$39,696,709	$18,830,338

At December 31, 2016, the components of accumulated gains and losses for income tax purposes were as follows:

Unrealized Appreciation	Undistributed Operating Income	Undistributed Long-term Gains	Capital and Other Losses	Total
$166,137,069	$—	$11,421,562	$(66,112)	$177,492,519

At December 31, 2016, the Fund did not have any net capital loss carry forwards for income tax purposes.

At December 31, 2016, the Fund did not defer on a tax basis any post October losses of capital. The Fund may distribute non-capital gain income to shareholders resulting in a potential tax event.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, the reclassification for the Fund was:

Accumulated Undistributed Net Investment Income	$9,193,526
Accumulated Net Realized Loss	(18,923,183)
Paid in Capital	9,729,657

Note 11. Other Information

On December 31, 2016, two accounts held approximately 65% of the outstanding shares of the Investor Class and four accounts held approximately 56% of the outstanding shares of the Institutional Class. These are omnibus accounts held on behalf of several thousand underlying shareholders.

Note 12. Subsequent Events

In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Fund management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Wintergreen Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Wintergreen Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wintergreen Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 24, 2017

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2016 (Unaudited)

Approval of the Continuance of the Investment Advisory Agreement

Prior to the meeting of the Directors held on September 19, 2016, the Directors met in an executive session to consider the approval of the continuance of the investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”). It was noted that, in preparation for the meeting, the Board of Directors of the Fund (the “Board” or the “Directors”) had been provided with materials, including (i) a memorandum from Fund counsel setting out the responsibilities of the Directors in relation to approving the continuance of the Advisory Agreement, (ii) a memorandum from the Adviser (including appendices thereto) providing certain information requested by the Board pursuant to Section 15(c) of the 1940 Act (the “Adviser Memorandum”) (iii) a memorandum prepared by the independent consultant, which included various summaries concerning, and tables and charts reflecting, the Fund’s performance, standard deviation, trading efficiency, tax efficiency, advisory fees, expense ratio, turnover ratio, assets and flows, including as compared to similarly situated investment companies, a list of which was compiled by the independent consultant, with some input from the Adviser (“peer group”), (iv) the Adviser’s Form ADV Parts 1, 2A and 2B; (v) the Adviser’s organizational chart; (vi) the Adviser’s compliance manual; (vii) the Fund’s valuation procedures; and (viii) a copy of the Advisory Agreement. It was noted that the Adviser Memorandum provided responses to a letter from the Board requesting information in connection with the Board’s evaluation of the Advisory Agreement pursuant to Section 15(c) of the 1940 Act, and that the Adviser Memorandum, along with supplemental data presented at the meeting, provided information about, among other things, (i) the services rendered and fees charged to the Fund; (ii) services provided, and fees charged to, other accounts managed by the Adviser; (iii) the profitability of, and any economies of scale realized by, the Adviser with respect to its services to the Fund; (iv) Fund performance information; (v) the Adviser’s compliance policies and procedures and business continuity and disaster recovery plan; (vi) the Adviser’s policies relating to brokerage and its use of soft dollars; (vii) the allocation of expenses between the Adviser and its clients; and (viii) the respective experience and qualifications of Mr. Winters, the Chief Executive Officer of the Adviser and the Fund’s portfolio manager, as well as the experience of the Chief Compliance Officer of the Adviser.

In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant, including the following:

1.	the nature, extent and quality of the investment and other services to be rendered by the Adviser;

2.	payments to be received by the Adviser from all sources in respect of the Fund;

3.	comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives;

4.	the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

5.	the Adviser’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser may benefit from soft dollar arrangements;

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2016 (Unaudited)

6.	fall-out benefits which the Adviser and its affiliates may receive from their relationships to the Fund;

7.	information about fees charged by the Adviser to other clients with similar investment objectives;

8.	the professional experience and qualifications of the Fund’s portfolio manager and other senior personnel of the Adviser;

9.	the profitability of the Adviser; and

10.	the terms of the Advisory Agreement.

The Directors also considered their overall confidence in the integrity and competence of the Adviser generally (and Mr. Winters in particular). In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. The Directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the renewal of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement continue to be appropriate) were separately discussed by the Directors.

Nature, Extent and Quality of Services Provided by the Adviser — The Directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Adviser, the other resources it dedicates to performing services for the Fund and the active management style of the Adviser. The Directors also considered the experience, reputation and investment philosophy of Mr. Winters, noting that his investment strategy, investment style and stock selection process have remained consistent. The Directors also discussed the Adviser’s significant investment in marketing initiatives designed to grow the Fund, the Adviser’s effective management of firm expenses and retention of qualified personnel, and the quality of the Adviser’s infrastructure, technology, market data resources and administrative services.

The Directors concluded that the nature of the services provided by the Adviser continues to be satisfactory.

Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Adviser and the performance of the Fund.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2016 (Unaudited)

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors considered the Adviser’s performance and risk management in comparison to the Fund’s peer group, noting that the Fund’s investment style and investment strategies are not identical to the style employed by the peer group funds. The Directors discussed the process used to select the peer group and the two benchmarks against which the independent consultant measured the Fund’s performance. The Directors also discussed, as applicable, the performance of each class of shares of the Fund over the past one-, three- and five-year periods, and how the Fund’s performance compared to the benchmarks and peer group during such periods. The Directors considered that the Adviser’s stated investment style, which has remained consistent since the Fund’s inception, involves investing over the long-term in securities that the Adviser believes are available at prices less than their intrinsic value based on, among other factors, long-term earnings, may result in volatility from time to time.

The Directors discussed the Fund’s standard deviation (volatility) rate, and considered the Fund’s standard deviation rate compared to the respective standard deviation rates of three benchmarks and the peer group median as of July 31, 2016. The Directors noted that, in the Adviser’s view, it would not be practicable to implement breakpoints at this time.

In addition, the Directors discussed the Fund’s annual turnover rate and related tax efficiency, noting that the Fund had a lower turnover rate than the peer group median for each of the last three calendar years, and the lowest turnover rate compared to all of the funds in the peer group for the year ended December 31, 2015. The Directors considered that lower turnover levels result in lower brokerage transaction fees and lower short-term capital gains (and corresponding tax costs to be paid by investors).

Possible Economies of Scale — The Directors discussed the Adviser’s representations that it has not yet achieved economies of scale as a result of the growth of the Fund. The Directors considered the steps taken by the Adviser to grow the Fund, noting the substantial increase in marketing expenses incurred by the Adviser. The Directors discussed that the Adviser had waived a portion of its management fees in order to limit the Fund’s operating expenses, and that the Adviser intended to continue to implement the management fee waiver as necessary to limit such expenses. The Directors also noted that the Fund introduced an Institutional Class of shares to permit eligible investors to participate in a share class that does not collect a distribution fee. The Directors discussed whether it would be appropriate to implement breakpoints, noting the Adviser’s representation that it would not be practicable to implement breakpoints at this time. The Directors determined that currently, it was not appropriate to implement breakpoints, but noted that they would continue to consider and discuss with management the appropriateness of implementing breakpoints in the future.

Other Fund Expenses — The Directors also considered the total expense ratio of the Fund in comparison to the expenses of the funds in the peer group. In particular, the Directors discussed that the Fund is the only free-standing fund in the peer group, and therefore is not able to share with other portfolios the expenses of, among other costs, transfer agency and administrative services and compensation to Independent Directors. The Directors considered that while the Fund’s investment advisory fee is higher than the peer group average, the Fund’s non-advisory expenses were comparable to those of the peer group for the year ended

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2016 (Unaudited)

December 31, 2015. The Directors discussed with the independent consultant the respective assets under management of the Fund and the peer group funds, noting that average total expenses may increase when assets under management decrease.

The Directors noted that the Fund is a no-load fund and, as such, Fund shareholders do not pay sales charges common to many other funds. The Directors also discussed that the Adviser is responsible for paying certain expenses relating to the distribution of the Fund’s shares.

The Directors concluded that the Fund’s expense ratio was satisfactory.

Adviser Profitability — The Directors considered the profitability data reflected in supplemental materials distributed to the Directors and Fund Counsel at the Meeting. The Directors also considered their discussions with representatives of the Adviser concerning the Fund’s asset levels and the effect of outflows on the Adviser’s profitability. The Directors noted that the Adviser provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Directors considered that the Adviser also pays all of the compensation of the officers of the Fund that are affiliated persons of the Adviser, pays a portion of the insurance costs, and paid the total cost of the organization of the Fund (without reimbursement). The Directors also considered that the Adviser pays certain expenses relating to the distribution of Fund shares and marketing activities relating to the Fund. In addition, the Directors discussed that the Adviser does not receive any “fall-out” benefits commonly received by managers of mutual funds that provide, or have affiliates that provide, transfer agency, distribution or printing services to the Fund. The Directors considered the expenses of the Adviser and the services provided by the Adviser and determined that, based on such expenses and services, the Adviser’s profitability was reasonable.

The Directors, including a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” of any such party, having determined that they had discussed and considered the relevant factors in determining the approval of the continuance of the Advisory Agreement, upon motion duly made and seconded, unanimously approved the continuance of the Advisory Agreement.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio and the Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2016 are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473), visiting the Fund’s website at www.wintergreenfund.com, or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (“N-Q”). The Fund’s N-Q’s are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473) and/or on the SEC’s website at www.sec.gov. Copies of the Fund’s N-Q’s

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2016 (Unaudited)

may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses — The first line in the following table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line in the following table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2016 (Unaudited)

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*
Investor Class
Actual Return	$1,000.00	$1,043.20	$10.02
Hypothetical Return (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Institutional Class
Actual Return	$1,000.00	$1,045.10	$8.74
Hypothetical Return (5% return before expenses)	$1,000.00	$1,016.59	$8.62

*	As expressed below, expenses are equal to the Investor Class annualized expense ratio of 1.95%, and the Institutional Class annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the half-year period.

Expenses	=	Fund’s Annualized Expense Ratio	X	Average Account Value Over the Period	X	Number of Days in Most Recent Fiscal Half Year
366

Householding — In an effort to decrease costs, the Fund will reduce the number of duplicate summary prospectuses, annual, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free (888) GOTOGREEN (888-468-6473) to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Qualified Dividend Income/Dividends Received Deduction — For the fiscal year ended December 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Wintergreen Fund	100%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was as follows:

Wintergreen Fund	54%

Shareholder Tax Information — As of December 31, 2016, the Fund distributed taxable ordinary income distributions of 0.94% that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c).

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2016 (Unaudited)

Directors and Officers of the Fund

The Board is responsible for managing the Fund’s business affairs and exercising all the Fund’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473).

Name, Year Born, and Address	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Served
Independent Directors
Nathan Adler Year Born: 1938 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Retired. Consultant to Ernst & Young from 2000-2003. Partner, Ernst & Young 1972-2000.	None
Bradden Backer Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director/ Chairman	Since 2005	Attorney, Albrecht Backer, Labor and Employment Law, S.C., since 2009.	None
John Y. Keffer Year Born: 1942 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Chairman, Atlantic Fund Administration, LLC (a fund services company) since 2008.	Forum Funds (registered investment company)
John Wakely Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Owner of the Angel’s Share Ltd. (luxury goods and beverage sector consultants, previously L&B Advisors) since 2003.	None
Interested Director
Joseph Bree Year Born: 1972 615 E. Michigan Street Milwaukee, WI 53202	Director	Since 2013	Executive Vice President of Business Development for U.S. Bancorp Fund Services since 2016; Chief Financial Officer for U.S. Bancorp Fund Services, LLC 2013-2015; Finance Director, U.S. Bancorp Fund Services, LLC 2007-2013.	Director, Quintillion Limited 2013-2015; Director, Quasar Distributors LLC 2013-2015; Director USB European Holdings Co 2014-2015.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2016 (Unaudited)

Name, Year Born, and Address	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Served
Officers
Richard J. Berthy Year Born: 1958 Three Canal Plaza, Suite 100 Portland, ME 04101	President	Since 2009	Chief Executive Officer, Foreside Financial Group, LLC since 2012; President, Foreside Financial Group, LLC 2008-2012.	Not Applicable
David J. Winters Year Born: 1962 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President	Since 2005	Managing Member and Chief Executive Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable
Elizabeth N. Cohernour Year Born: 1950 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President/ Secretary	Since 2005	Chief Operating Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable
Steven Graff Year Born: 1973 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2005	Business Operations and Technology, Wintergreen Advisers, LLC since 2005.	Not Applicable
Julie Walsh Year Born: 1972 10 High Street, Suite 302 Boston, MA 02110	Chief Compliance Officer/Anti- Money Laundering Officer	Since 2013	Managing Director, Foreside Fund Officer Services, LLC (f/k/a Foreside Compliance Services, LLC) since 2010.	Not Applicable
Trudance L.C. Bakke Year Born: 1971 Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	Since 2009	Chief Financial Officer, Foreside Financial Group, LLC, since 2011.	Not Applicable
Kevin Graff Year Born: 1978 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Assistant Vice President	Since 2010	Portfolio Operations and Technology, Wintergreen Advisers, LLC since 2006.	Not Applicable
Andrew Lasecki Year Born: 1987 615 E. Michigan Street Milwaukee, WI 53202	Vice President and Assistant Secretary	Since 2016	Compliance Officer, U.S. Bancorp Fund Services, LLC, since 2013.	Not Applicable

Privacy Policy

This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information.

By adhering to the practices described below, we affirm our continuing commitment to protecting your privacy.

Collection and Use of Shareholder Information

Wintergreen Fund, Inc. and the IRA custodian (“We” or the “Fund”) collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and other personal information about you from the following sources: information you provide on applications or other forms (for example, your name, address, social security number and birthdate); information derived from your transactions with us (for example, transaction amount, account balance and account number); information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

Keeping Information Secure

We maintain physical, electronic, and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

Limiting Access to Information

We limit access to personally identifiable information to only those with a business reason to know such information.

Use of Personal and Financial Information by Us and Third Parties

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide transfer agent, technology, and administrative services, as well as the investment adviser who is an affiliate of the Fund.

Accuracy of Information

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

(Not Part of the Annual Report)

Wintergreen Fund, Inc.

FOR MORE INFORMATION

Investment Manager

Wintergreen Advisers, LLC

333 Route 46 West, Suite 204

Mountain Lakes, New Jersey 07046

Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Wintergreen Fund, Inc.

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(888) GOTOGREEN

(888-468-6473)

www.wintergreenfund.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2.	Code of Ethics.

(a) As of the end of the period, December 31, 2016, Wintergreen Fund, Inc. (the “Registrant”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

(b) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(d) There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(e) Not applicable.

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

At a regular meeting of the Board of Directors held on September 12, 2005, the Board determined that Nathan Adler, an independent Director, qualified as an “Audit Committee financial expert” to serve on the Audit Committee. At a regular meeting of the Board of Directors held on December 5, 2016, the Board determined that Mr. Adler continues to qualify as an “Audit Committee financial expert” to serve on the Audit Committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed during the fiscal years ended December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,000 in 2015 and $47,000 in 2016.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 $0 in 2015 and $0 in 2016.

(c) Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $7,050 in 2015 and $7,400 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees – There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Committee shall be directly responsible for the appointment, termination, compensation, and oversight of the work of the principal accountant (including resolution of disagreements between the Fund’s management and the principal accountants) and shall pre-approve all (i) audit services and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”) rendered to by the principal accountant to the Registrant and (ii) all permissible non-audit services rendered by the principal accountants to the Registrant’s investment adviser or its affiliates if such engagement relates to the operations and financial reporting of the Registrant.

(e) (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $7,050 in 2015 and $7,400 in 2016. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers the fees paid to the auditors by the Registrant’s investment adviser and its affiliates for audit and non-audit services, to the extent applicable, when assessing the Auditor’s independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Wintergreen Fund, Inc.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date        February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date        February 22, 2017

By	/s/ Trudance L. C. Bakke
Trudance L.C. Bakke, Principal Financial Officer

Date        February 22, 2017